Exhibit 10.33

NIMBLEGEN SYSTEMS INC.

AWARD AGREEMENT

This Award Agreement, entered into as of August 27, 2003, is between NimbleGen Systems Inc., a Delaware corporation (the “Company”), and Thomas Palay (the “Participant”). All terms used herein and not otherwise defined shall have the same meaning as set forth in the Company’s 2000 Stock Option and Restricted Stock Plan (the “Plan”).

WITNESSETH:

WHEREAS, the Board of Directors of the Company (the “Board”) desires to induce the Participant to provide services to the Company, to provide the Participant with a stronger incentive to strive for the continued success and growth of the Company and to further align the participant’s interests with those of the Company’s stockholders.

NOW THEREFORE, in consideration of the benefits that the Company expects to be derived in connection with the services to be hereafter rendered by the Participant, the Company and the Participant hereby agree as follows:

ARTICLE I

Award of Option for Restricted Stock

1.1. Option; Number of Shares; Option Price. The Participant is granted the right and option to purchase (the “Option”) all or any part of an aggregate of 128,544 shares of the Company’s Common Stock (individually, a “Share” and jointly, the “Shares”) at the purchase price of $1.28 per Share (the “Option Price”) any time before the tenth anniversary of the date of this Award Agreement. If the Participant exercises the Option prior to February 5, 2007, the shares of Common Stock received from the exercise of the Option that are unvested shares according to the schedule set forth in Section 1.2 are hereafter referred to as “Restricted Shares” and Shares that have vested are referred to as “Vested Shares.” The period during which there are Restricted Shares outstanding is referred to herein as the “Restricted Period.” If the Option remains outstanding and is exercised on or after the fourth anniversary of the date of this Award Agreement, all of the Shares will be Vested Shares and none of the Shares will be Restricted Shares.

1.2. Vesting of Restricted Shares. The vesting schedule for the Shares governed by this Option is as follows. As of the date of this Award Agreement, the Option is vested as to 16,068 Shares. Except as otherwise provided in the Plan or this Award Agreement, the Option will vest as to 1/48th of the Shares on the fifth day of each calendar month beginning with September 5, 2003, provided the period of engagement (the “Engagement Period”) specified in that certain Agreement of even date between the Company, Robert Palay and Thomas Palay has not previously terminated as of any such vesting date. Shares vest according to this schedule, whether or not the Option has been exercised.

1.3. Exercisability of Option. The Option is immediately exercisable and will remain exercisable until the end of the Engagement Period. In addition, following termination of the Engagement Period, the Option will remain exercisable to the extent vested until the tenth anniversary of the date of this Award Agreement. However, upon termination of the Engagement Period, the Option will expire to the extent unvested.

1.4. Method of Exercising Option. The Option may be exercised in whole or in part by delivery to the Company, at its offices in Madison, Wisconsin, of (a) written notice identifying the Option and stating the number of Shares with respect to which it is being exercised, in the form attached hereto as Exhibit A, (b) payment in full of the Option Price of the Shares then being acquired in the form permitted by Section 8 of the Plan, (c) execution of a stockholder agreement substantially in the form attached hereto as Exhibit B (“Stockholder Agreement”), (d) execution of an Investment Representation Statement in the form attached hereto as Exhibit C if the Shares covered by the Option have not been registered under the Securities Act of 1933, as amended, at the time of the exercise and (e) if the Option is exercised during the Restricted Period as defined in Section 1.1, a blank stock power for the Restricted Shares. The Company shall have the right to delay the issue or delivery of any Shares to be delivered hereunder until (a) the completion of such registration or qualification of such Shares under federal, state or foreign law, ruling or regulation as the Company shall deem to be necessary or advisable, and (b) receipt from the Participant of such documents and information as the Company may deem necessary or appropriate in connection with such registration or qualification or the issuance of Shares hereunder.

1.5. Prohibitions Against Transfer. The Option, and the rights and privileges conferred hereby, may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) by the Participant, or be subject to execution, attachment or similar process, and shall be exercisable only by the Participant, except as provided in Section 12 of the Plan.

1.6. Incentive Stock Option Treatment. It is intended that all of the Option shall qualify as an incentive stock option pursuant to Section 422 of the Code to the extent it meets the requirements thereof, including the $100,000 per year limitation contained in Section 422(b) of the Code.

ARTICLE II

Provisions Governing Restricted Shares

2.1. Stockholder Status. Prior to the vesting of the Restricted Shares, the Participant shall not have the right to vote the Restricted Shares, and instead, the Restricted Shares shall be voted as directed by action of the Board. The Participant agrees to execute a proxy upon request of the Board at any time during the Restricted Period appointing an agent designated by the Board to vote the Restricted Shares. The Participant shall have the right to receive and retain all regular cash dividends paid or distributed in respect of the Restricted Shares, if any, and except as expressly provided otherwise herein, shall have all other rights as a holder of outstanding shares of Common Stock. Until all of the Restricted Shares vest pursuant to Section 1.2, the Company shall retain custody of the stock certificates representing the Shares unless the Participant requests in writing that the Company issue a certificate for any portion that represents Vested Shares to the Participant. As soon as practicable after the lapse of the restrictions, the Company shall issue or release or cause to be issued or released certificate(s) representing the Shares.

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2.2. Prohibition Against Transfer. Restricted Shares may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) by the Participant, or be subject to execution, attachment or similar process. Notwithstanding the foregoing, Restricted Shares may be transferred as the result of any merger, consolidation, or share exchange involving the Company, in which event the shares received in exchange for the Shares will remain subject to this Award Agreement and treated as “Restricted Shares” hereunder. Any transfer in violation of this Section 2.2 shall be void and of no further effect. After the Restricted Shares vest, they shall continue to be subject to the limitations on transfer contained in the Stockholder Agreement.

2.3. Repurchase of Restricted Shares. Upon termination of the Engagement Period, the Company shall have the right, but not the obligation, to purchase all or any portion of the Restricted Shares owned by the Participant. Such option shall be exercisable by the Company within six (6) months following the date of the termination by delivery of a written notice to the Participant. The Company may assign its rights under this Section 2.3 to the stockholders of the Company (other than the Participant), at any time, on a pro rata basis. The purchase price per share of all purchases under this Section 2.3 of Restricted Shares shall be the Option Price.

2.4. Payment of Purchase Price. In the event of the purchase by the Company of Shares under Section 2.3, above, the Company, shall, within thirty (30) days of the delivery to the Participant of the notice that the Company is exercising the option to purchase Shares, pay the purchase price in cash and shall have the option to evidence that amount of the purchase price that exceeds $10,000 by a promissory note of the Company, dated the day of purchase by the Company (the “Promissory Note”). The Promissory Note shall be payable in four (4) equal annual installments, commencing on the Closing Date, as defined in Section 2.5, below, with each subsequent installment to be due on the anniversary date of the Closing Date each year thereafter. Interest on the deferred balance of the purchase price shall accrue from the Closing Date at the Annual Mid-Term Federal Rate published by the Internal Revenue Service as of the end of the month preceding or coincident with the purchase and shall be payable with each installment of principal. The Company shall have the right to prepay the deferred balance at any time, without penalty. All payments shall be applied first to interest which is accrued and unpaid and then to principal. Any promissory note issued hereunder shall provide that all sums not yet due and payable thereunder shall be and become immediately due and payable upon any Change in Control. The parties may, by written agreement, alter or modify the payment schedule provided herein.

2.5. Closing Date. The closing date (the “Closing Date”) for the purchase of any Shares pursuant to Section 2.3, above, shall be the date the Shares are endorsed and delivered to the Company and the Company has tendered to the Participant the consideration required by this Award Agreement, including, without limitation, any cash then due and any Promissory Note evidencing the obligations of the Company to the Participant. The Closing Date shall occur on the business day designated by the Company, but not later than seven (7) months after the Participant’s termination of employment. The Participant agrees to use best efforts to cause all transactions required to be consummated hereunder to be closed as provided herein and acknowledges that time is of the essence.

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ARTICLE III

Miscellaneous

3.1. Provisions of the Plan Control. This Award Agreement shall be governed by the provisions of the Plan, the terms and conditions of which are incorporated herein by reference, except that Section 11 will not apply. The Plan empowers the Administrator to make interpretations, rules and regulations thereunder, and, in general, provides that determinations of the Administrator with respect to the Plan shall be binding upon the Participant. A copy of the Plan will be delivered to the Participant upon reasonable request.

3.2. Taxes. The Company may require payment or reimbursement of or may withhold any tax that it believes is required as a result of the exercise of the Option or issuance of shares, and the Company may defer making delivery with respect to Shares for which the Option was exercised or with respect to Vested Shares which previously had been Restricted Shares until arrangements satisfactory to the Company have been made with respect to such withholding obligations.

3.3. Notices. Any notice to be given to the Company under the terms of this Award Agreement shall be given in writing to the Company in care of its President at its then principal place of business. Any notice to be given to the Participant may be addressed to him at his address as it appears on the payroll or other records of the Company or any affiliate thereof. Any such notice will be deemed to have been duly given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt at the Participant’s or the Company’s address.

3.4. Governing Law. This Award Agreement and all questions arising hereunder or in connection herewith shall be determined in accordance with the laws of the State of Wisconsin, without giving effect to the principles of conflicts of laws.

3.5. Multiple Copies. One or more copies of this Award Agreement may be executed, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

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IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed as of the date and year first above written, which is the date of the granting of the Option evidenced hereby.

NIMBLEGEN SYSTEMS INC.

By:	/s/ David C. Sneider

The undersigned Participant hereby accepts the foregoing Option and agrees to the several terms and conditions hereof and of the Plan.

/s/ Thomas Palay
Thomas Palay

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Spousal Consent and Acknowledgment

I acknowledge that I have read the Award Agreement and the Stockholder Agreement, attached thereto as Exhibit B, and that I understand their contents. I am aware that by their provisions my spouse agrees, among other things, to limit the transferability of and the voting rights attendant upon his or her Shares of NimbleGen Systems Inc. which may be acquired through his or her exercise of an Option. I am further aware that the terms and limitations set forth in such agreements shall apply to any interest I have in the Option or the Shares (including without limitation any right or interest by operation of the Wisconsin Marital Property Law, chapter 766 of the Wisconsin Statutes, or by operation of any other law) and the interest of any of my heirs, legatees, or other transferees. I consent to and approve the provisions of the Award Agreement and the Stockholder Agreement, and agree that the Option and the Shares and my interest in them are subject to the provisions of such Agreements, and direct the personal representative of my estate to promptly comply with all of the provisions of such Agreements. I further agree that I will take no action at any time to hinder the operation of the Award Agreement or the Stockholder Agreement as to the Option and/or the Shares or any interest that I or my transferees have in them.

Date:	Spouse:

EXHIBIT A

NIMBLEGEN SYSTEMS INC. 2000 STOCK OPTION

AND RESTRICTED STOCK PLAN

EXERCISE NOTICE

1. Exercise of Option. Effective as of today,                     , 200    , the undersigned (the “Participant”) hereby elects to exercise the Participant’s option to purchase                      shares of the Common Stock (the “Shares”) of NimbleGen Systems Inc. (the “Company”) under and pursuant to the Company’s 2000 Stock Option and Restricted Stock Plan (the “Plan”) and the Award Agreement dated                     , 200         (the “Award Agreement”). All terms used herein and not otherwise defined shall have the meaning set forth in the Plan, the Award Agreement, or in the form of stockholder agreement that is attached to the Award Agreement as Exhibit B (the “Stockholder Agreement”).

2. Representations of the Participant. The Participant acknowledges that the Participant has received, read and understood the Plan, the Award Agreement, and the Stockholder Agreement and agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) and the Stockholder Agreement is executed by the Participant, no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised, subject to the terms of the Award Agreement.

The Participant shall enjoy rights as a Stockholder, subject to his or her Award Agreement and the Stockholder Agreement, until such time as the Participant disposes of the Shares or the Company and/or its assignee exercises its rights under Section 3.2 of the Stockholder Agreement or Section 2.3 of the Award Agreement. Upon such exercise, the Participant shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of the Stockholder Agreement and/or the Award Agreement, and the Participant shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

4. Delivery of Payment. The Participant delivers to the Company with this Exercise Notice payment of the Option Price for the Shares.

5. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Participant or by the Company forthwith to the Administrator of the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all persons.

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6. Governing Law; Severability. This Exercise Notice shall be governed by and construed in accordance with the laws of the State of Wisconsin excluding that body of law pertaining to conflicts of law. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

7. Notices. Any notice to the Company permitted or required hereunder shall be given in writing to the Company in care of its President at its then principal place of business. Any notice to be given to the Participant may be addressed to him at his address as it appears on the payroll or other records of the Company or any affiliate thereof. Any such notice will be deemed to have been duly given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt at the Participant’s or the Company’s address.

8. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

Participant:	Accepted by:
NIMBLEGEN SYSTEMS INC.

By:
Thomas Palay

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EXHIBIT B

FORM OF

STOCKHOLDER AGREEMENT

WITH

NIMBLEGEN SYSTEMS INC.

(Applicable to Shares Purchased By Exercise of Stock Options)

This Stockholder Agreement (the “Agreement”) dated as of this          day of                     ,                     , is by and between NimbleGen Systems Inc., a Delaware corporation (the “Company”), and the person whose name appears on the signature page hereof (“Participant”).

RECITALS

The Company granted Participant an option (the “Option”) to purchase shares of the Company’s Common Stock pursuant to its 2000 Stock Option and Restricted Stock Plan. The Company and Participant entered into that certain Award Agreement dated                     ,          (the “Award Agreement”) setting out the terms of such option grant. The Participant has purchased                      shares of the Company’s Common Stock pursuant to the Award Agreement, which, together with all other such shares from time to time purchased by Participant pursuant to the Award Agreement, including those shares purchased after the date of this Agreement, are the “Shares” hereunder.

The Company made its grant of the Option on certain terms and conditions including the requirement that Participant and the Company would enter into this Agreement as a condition to the right to exercise the Option.

In consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

1.1. Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below; all other capitalized terms shall have the meanings set forth elsewhere in this Agreement:

“Affiliate” means (i) any person directly or indirectly controlled by a holder of capital stock of the Company, in control of a holder of capital stock of the Company, or under common control with a holder of capital stock of the Company, (ii) any member, partner, subsidiary, officer, director or stockholder of a person or entity referred to in clause (i), and (iii) any other person or entity directly or indirectly in control of or under the control of any person or entity referred to in clause (ii). “Controlled,” “controlled by,” and “under common control with” shall mean direct or indirect possession of the power to direct or cause the direction of management or

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policies (whether through ownership of voting securities, by contract or otherwise) of a person; provided, that common control shall be conclusively presumed between or among an individual and members of the immediate family (spouse, siblings, ancestors, descendants or the spouse of any of the foregoing) of such individual, an individual and a trust primarily for the benefit of such individual, or an immediate family member of such individual.

“Common Stock” means shares of the Company’s common stock, $.001 par value.

“Disability” has the meaning given in Section 2(i) of the Plan.

“Permitted Transfer” has the meaning set forth in Section 2.2.

“Restricted Shares” has the meaning given in the Award Agreement.

“Share(s)” has the meaning set forth in the Recitals.

“Stockholder” means any person who holds legal title to any issued and outstanding share of the Company’s Common Stock or preferred stock, and any stock into which any such class of stock is converted or exchanged.

“Transfer” or “Transfers” means, with respect to the Shares, any sale, pledge, hypothecation, gift, devise, distribution, or other disposition of Shares, including, but not limited to, any direct or indirect change in legal or beneficial ownership effected by any voluntary or involuntary disposition of Shares or by operation of law or by legal or equitable process.

“Vested Shares” has the meaning given in the Award Agreement.

ARTICLE II

RESTRICTIONS ON TRANSFER

2.1. General Restriction. No Transfer of the Shares may be made by the Participant (including, without limitation, an executor or personal representative, guardian, or conservator of the Participant), except pursuant to the terms of the Award Agreement, this Agreement, and in accordance with the terms of the Bylaws of the Company. Any Transfer of Shares which violates the terms of the Award Agreement or this Agreement shall be voidable by the Company, and neither the Company nor its transfer agent shall permit such transfer to be made on the stock records of the Company.

2.2. Permitted Transfers. The prohibition of Section 2.1 shall not apply to any Transfer of any interest in the Participant’s Shares, provided however that this Section 2.2 does not apply to Restricted Shares, (i) as the result of any merger, consolidation, or share exchange involving the Company; (ii) any exchange of existing Shares for other shares of the same or a different class or series in the Company, whether through the exercise of conversion rights or otherwise; or (iii) to the Company (hereinafter a “Permitted Transfer”). In the case of a Transfer described in clauses (iii) and (iv), the shares received in exchange for the Shares will remain subject to this Agreement and treated as “Shares” hereunder.

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ARTICLE III

TRANSFER OF STOCK – GENERAL

3.1. Third Party Offers. If the Participant receives a bona fide written offer (“Offer”) from a third party to purchase some or all of the Vested Shares registered in his name and the Participant desires to accept that offer (except for a Permitted Transfer), the Participant shall give written notice to the Company (the “Sale Notice”) of his desire to transfer such Vested Shares and, in that event, the Company shall have the rights granted herein.

3.2. Company Option. The Company shall have an option to purchase all or any portion of the Vested Shares which are the subject of a Sale Notice at the lesser of the price specified in the Offer or Fair Market Value, as determined under Section 3.5, and on the terms specified in Sections 3.6 and 3.7. The Company shall have thirty (30) days after delivery of the Sale Notice to exercise its option (the “Company Option Period”). This option may be exercised by giving written notice of exercise (the “Exercise Notice”) to the Participant during the Company Option Period. Delivery of the Exercise Notice shall obligate the Company to purchase and the Participant to sell the Shares of the Participant identified in the Exercise Notice on the terms provided in this Article III.

3.3. Sale to Third Party. If the Company, after receiving the Sale Notice, fails to exercise its option as provided in Section 3.2, or if it declines to exercise the same, the Participant shall be entitled to transfer the Vested Shares to the third party on the terms contained in the Offer, and shall be entitled to have his Vested Shares transferred on the books of the Company, but only if the third party purchaser agrees to be bound by the terms of this Agreement applicable to Vested Shares. If the Participant fails to close the transfer of his Vested Shares within sixty (60) days after the option of the Company has expired or been waived, the restrictions contained in this Article III shall again apply and must be met prior to effecting any transfer of Vested Shares. Any transfer of Vested Shares by the Participant to any unaffiliated third party shall comply with all applicable securities laws, and the Company may refuse to transfer any Vested Shares unless it receives such assurance and opinions from legal counsel acceptable to the Company that any such transfer is in compliance with all applicable securities laws.

3.4. Drag-Along Rights.

(a) If one or more Stockholders (the “Controlling Stockholder”) wishes to sell all or part of the capital stock of the Company owned by the Controlling Stockholder that represents fifty percent (50%) or more of all the voting power of all classes of stock of the Company then outstanding in one transaction, or a series of related transactions, to a third-party who is not an Affiliate of such Controlling Stockholder (a “Sale Transaction”), such Controlling Stockholder may, in its sole discretion, require the Participant to sell all or the same proportionate amount of Shares (including Restricted Shares at the Controlling Stockholder’s option, in which case the Shares to be sold will become Vested Shares) as the Controlling Stockholder in accordance with this Section 3.4 (“Drag-Along Rights”). If the Controlling Stockholder exercises its Drag-Along Rights, the Participant shall be required to sell his/her Shares or a portion of his/her Shares at a purchase price per Share and upon the same terms as the shares of the Controlling Stockholder.

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(b) The Controlling Stockholder who desires to exercise its Drag-Along Rights shall deliver a notice to the Participant and the Company setting forth the terms of the Sale Transaction (including the proposed closing date for the Sale Transaction), and provide all documents required to be executed by the Participant in order to consummate such Sale Transaction. The Participant shall deliver to the Controlling Stockholder at least seven (7) business days prior to the proposed closing date referred to above all documents and certificates, correctly endorsed and executed, necessary to close the Sale Transaction. If the Participant fails to deliver such documents to the Controlling Stockholder, the Company shall cause its books and records to show that the Shares held by the Participant have been transferred pursuant to the provisions of this Section 3.4.

(c) The Controlling Stockholder shall have one hundred twenty (120) days from the date of the notice described in subsection 3.4(b) above, to consummate any Sale Transaction and, promptly after such consummation, shall notify the Company and the Participant to that effect. The Controlling Stockholder shall also cause to be remitted to the Participant the proceeds attributable to the sale of the Participant’s Shares not later than three (3) business days after the closing of the Sale Transaction. If any Sale Transaction is not consummated prior to the expiration of the one-hundred twenty (120) day period referred to in this Section, the Controlling Stockholder may not thereafter consummate the proposed Sale Transaction (without complying again with subsection 3.4(b) above) and shall return to the Participant all documents previously delivered to the Controlling Stockholder in connection with such Sale Transaction.

3.5. Fair Market Value. For purposes of this Agreement, fair market value shall be determined in good faith by the Board of Directors (the “Fair Market Value”).

3.6. Payment of Purchase Price. In the event of the purchase by the Company of Shares under Section 3.2 of this Agreement, the Company, shall, within thirty (30) days of the delivery to the Participant of the notice that the Company is exercising the option to purchase Shares, pay the purchase price in cash and shall have the option to evidence that amount of the purchase price that exceeds $10,000 by a promissory note of the Company, dated the day of purchase by the Company (the “Promissory Note”). The Promissory Note shall be payable in four (4) equal annual installments, commencing on the Closing Date, as defined in Section 3.7, below, with each subsequent installment to be due on the anniversary date of the Closing Date each year thereafter. Interest on the deferred balance of the purchase price shall accrue from the Closing Date at the Annual Mid-Term Federal Rate published by the Internal Revenue Service as of the end of the month preceding or coincident with the purchase and shall be payable with each installment of principal. The Company shall have the right to prepay the deferred balance at any time, without penalty. All payments shall be applied first to interest which is accrued and unpaid and then to principal. Any promissory note issued hereunder shall provide that all sums not yet due and payable thereunder shall be and become immediately due and payable upon any Change in Control (as defined in Section 2(e) of the Plan) of the Company. The parties may, by written agreement, alter or modify the payment schedule provided herein.

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3.7. Closing.

(a) The closing date (the “Closing Date”) for the purchase of any Shares pursuant to this Article III shall be the date the Shares are endorsed and delivered to the purchaser and the purchaser has tendered to the Participant the consideration required by this Agreement, including, without limitation, any cash then due and any Promissory Note evidencing the obligations of the purchaser to the Participant.

(b) The Closing Date shall occur on the business day designated by the Company, but not later than sixty (60) days following the delivery of the applicable Exercise Notice described in Section 3.2. The Company and the Participant agree to use best efforts to cause all transactions required to be consummated hereunder to be closed as provided herein and acknowledge that time is of the essence.

ARTICLE IV

STOCK LEGEND

All certificates representing Shares now owned or hereafter acquired by a party to this Agreement or their transferee(s) shall bear a legend in substantially the form set forth below:

(a) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER, MANDATORY SALE UPON THE HAPPENING OF CERTAIN EVENTS, AND VOTING RESTRICTIONS AS SET FORTH IN CERTAIN AGREEMENTS BETWEEN THE ORIGINAL HOLDER OF THE SHARES AND THE COMPANY, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

(b) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAW. SUCH SHARES MAY NOT BE PLEDGED, SOLD, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY REASONABLY ACCEPTABLE TO IT STATING THAT SUCH PLEDGE, SALE, TRANSFER OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW.

ARTICLE V

MARKET STAND-OFF AGREEMENT

The Participant hereby agrees, if so requested by the managing underwriters or the Company in connection with an initial public offering of the Company’s Common Stock, that, without the prior written consent of such managing underwriters, the Participant will not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of, assign any legal or beneficial interest in or make a distribution of any capital stock of the Company held by or on behalf of the Participant or beneficially owned by the Participant in accordance with the

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rules and regulations of the Securities and Exchange Commission for a period of up to 180 days after the date of the final prospectus relating to the Company’s initial public offering.

ARTICLE VI

GENERAL PROVISIONS

7.1. Further Assurances. Subject to the terms and conditions herein provided, each party hereto agrees to use its reasonable efforts to take, or cause to be taken, all actions necessary, proper or advisable, within applicable laws and regulations to consummate and make effective, as soon as practicable, the transactions contemplated by this Agreement. If at any time before or after the date of this Agreement any further action is reasonably necessary, proper or advisable to carry out the purposes of this Agreement, as soon as reasonably practicable each party hereto shall at the expense of the requesting party take all such reasonably necessary, proper or advisable action to effectuate such purposes.

7.2. Governing Law; Jurisdiction. The interpretation and construction of this Agreement and the resolution of any disputes arising out or of in connection with this Agreement or any breach hereof, shall, unless otherwise expressly provided, be governed by and be construed in accordance with the internal law of the State of Wisconsin without regard to the conflicts of laws principles thereof.

7.3. Remedies. The parties agree that any breach of this Agreement by any party hereto will cause the other parties hereto irreparable harm and that damages will not constitute an adequate remedy. Accordingly, the parties agree that injunctive relief, including, without limitation, the issuance of a temporary, preliminary or permanent injunction is an appropriate and proper remedy for any breach hereof, in addition to any award of damages which may be proven.

7.4. Notices. Any notice to be given to the Company under the terms of this Agreement shall be given in writing to the Company in care of its President at its then principal place of business. Any notice to be given to the Participant may be addressed to him at his address as it appears on the payroll or other records of the Company or any affiliate thereof. Any such notice will be deemed to have been duly given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt at the Participant’s or the Company’s address.

7.5. Entire Agreement; Amendments. This Agreement, the Award Agreement and the Exercise Notice constitute a complete statement of all of the arrangements between the parties as of the date hereof with respect to the transactions contemplated hereby, and thereby supersedes all prior agreements and understandings between them with respect thereto and cannot be changed or terminated orally.

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7.6. Termination. Sections 2.1, 3.1, 3.2, 3.3, and 3.4 of this Agreement shall terminate and be of no further force or effect upon the earlier of (a) merger of the Company pursuant to which Stockholders of the Company receive securities of a buyer whose securities are publicly traded; or (b) consummation by the Company of a public offering of its equity securities pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Upon termination of Sections 2.1, 3.1, 3.2, 3.3, and 3.4 of this Agreement, as herein provided, each Stockholder may deliver the certificates of his or her Shares to the secretary of the Company and have the certificates reissued, without the legend required under this Agreement appropriately modified.

7.7. Headings and Defined Terms. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

7.8. Recitals. The recitals, first stated above, are an integral part of this Agreement and are incorporated herein.

7.9. Successors. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto, their heirs, successors and assigns.

7.10. No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a wavier or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

7.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

7.12. Severability. The invalidity of any provision in this Agreement shall not affect the validity of any other provision.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

NIMBLEGEN SYSTEMS INC.,
a Delaware corporation (the “Company”)

By:

Participant:

Thomas Palay

B-7

EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:

COMPANY:	NIMBLEGEN SYSTEMS INC.

SECURITY:	COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”), the undersigned employee, director or advisor (“Participant”) represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

Participant:

Date: , 200

C-2

NIMBLEGEN SYSTEMS, INC.

AWARD AGREEMENT

This Award Agreement, entered into as of January 30, 2007 (the date of grant), is between NimbleGen Systems, Inc., a Delaware corporation (the “Company”), and Thomas M. Palay (the “Participant”). All terms used herein and not otherwise defined shall have the same meaning as set forth in the Company’s 2000 Stock Option and Restricted Stock Plan, as amended and restated as of September 25, 2001 and as further amended (the “Plan”).

WITNESSETH:

WHEREAS, the Board of Directors of the Company (the “Board”) desires to induce the Participant to provide services to the Company, to provide the Participant with a stronger incentive to strive for the continued success and growth of the Company and to further align the participant’s interests with those of the Company’s stockholders.

NOW THEREFORE, in consideration of the benefits that the Company expects to be derived in connection with the services to be hereafter rendered by the Participant, the Company and the Participant hereby agree as follows:

ARTICLE I

Award of Option for Restricted Stock

1.1. Option; Number of Shares; Option Price. The Participant is granted the right and option to purchase (the “Option”) all or any part of an aggregate of 150,000 shares of the Company’s Common Stock (individually, a “Share” and jointly, the “Shares”) at the purchase price of $1.74 per Share (the “Option Price”) any time before the tenth anniversary of the date of this Award Agreement. If the Participant exercises the Option prior to January 1, 2011, the shares of Common Stock received from the exercise of the Option that are unvested shares according to the schedule set forth in Section 1.2 are hereafter referred to as “Restricted Shares” and Shares that have vested are referred to as “Vested Shares.” The period during which there are Restricted Shares outstanding is referred to herein as the “Restricted Period.” If the Option remains outstanding and is exercised on or after the fourth anniversary of the date of this Award Agreement, all of the Shares will be Vested Shares and none of the Shares will be Restricted Shares.

1.2. Vesting of Restricted Shares. The vesting schedule for the Shares governed by this Option is as follows. As of the date of this Award Agreement, the Option is vested as to 1/48th of the Shares. Except as otherwise provided in the Plan and this Section 1.2, and subject to Section 1.4, the Option will vest as to 1/48th of the Shares on the first day of each calendar month, beginning with February 1, 2007, provided that the Participant is still an officer and a director of the Company (the “Service Period”) on each vesting date. Notwithstanding the foregoing, the Option will become fully vested upon the first to occur of the Participant’s death or Disability or a Change in Control during the Service Period. Shares governed by this Option vest according to this schedule, whether or not the Option has been exercised.

1.3. Exercisability of Option. The Option is immediately exercisable and will remain exercisable until the end of the Service Period. In addition, following termination of the Service

Period, the Option will remain exercisable to the extent vested until the tenth anniversary of the date of this Award Agreement. However, upon termination of the Service Period, the Option will expire to the extent unvested.

1.4. Method of Exercising Option. The Option may be exercised in whole or in part by delivery to the Company, at its offices in Madison, Wisconsin, of (a) written notice identifying the Option and stating the number of Shares with respect to which it is being exercised, in the form attached hereto as Exhibit A, (b) payment in full of the Option Price of the Shares then being acquired in the form permitted by Section 8 of the Plan, (c) execution of a stockholder agreement substantially in the form attached hereto as Exhibit B (“Stockholder Agreement”), (d) execution of an Investment Representation Statement in the form attached hereto as Exhibit C if the Shares covered by the Option have not been registered under the Securities Act of 1933, as amended, at the time of the exercise and (e) if the Option is exercised during the Restricted Period as defined in Section 1.1, a blank stock power for the Restricted Shares. The Company shall have the right to delay the issue or delivery of any Shares to be delivered hereunder until (i) the completion of such registration or qualification of such Shares under any federal, state or foreign law, ruling or regulation as the Company shall deem to be necessary or advisable, and (ii) receipt from the Participant of such documents and information as the Company may deem necessary or appropriate in connection with such registration or qualification or the issuance of Shares hereunder.

1.5. Prohibitions Against Transfer. The Option, and the rights and privileges conferred hereby, may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) by the Participant, or be subject to execution, attachment or similar process, and shall be exercisable only by the Participant, except as provided in Section 12 of the Plan.

1.6. Incentive Stock Option Treatment. It is intended that all of the Option shall qualify as an incentive stock option pursuant to Section 422 of the Code to the extent it meets the requirements thereof, including the $100,000 per year limitation contained in Section 422(d) of the Code.

ARTICLE II

Provisions Governing Restricted Shares

2.1. Stockholder Status. Prior to the vesting of the Restricted Shares, the Participant shall not have the right to vote the Restricted Shares, and instead, the Restricted Shares shall be voted as directed by action of the Board. The Participant agrees to execute a proxy upon request of the Board at any time during the Restricted Period appointing an agent designated by the Board to vote the Restricted Shares. The Participant shall have the right to receive and retain all regular cash dividends paid or distributed in respect of the Restricted Shares, if any, and except as expressly provided otherwise herein, shall have all other rights as a holder of outstanding shares of Common Stock. Until all of the Restricted Shares vest pursuant to Section 1.2, the Company shall retain custody of the stock certificates representing the Shares unless the Participant requests in writing that the Company issue a certificate for any portion that represents Vested Shares to the Participant. As soon as practicable after the lapse of the restrictions, the Company shall issue or release or cause to be issued or released certificate(s) representing the Shares.

2

2.2. Prohibition Against Transfer. Restricted Shares may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) by the Participant, or be subject to execution, attachment or similar process. Notwithstanding the foregoing, Restricted Shares may be transferred as the result of any merger, consolidation, or share exchange involving the Company, in which event the shares received in exchange for the Shares will remain subject to this Award Agreement and treated as “Restricted Shares” hereunder. Any transfer in violation of this Section 2.2 shall be void and of no further effect. After the Restricted Shares vest, they shall continue to be subject to the limitations on transfer contained in the Stockholder Agreement.

2.3. Repurchase of Restricted Shares. Upon termination of the Service Period, the Company shall have the right, but not the obligation, to purchase all or any portion of the Restricted Shares owned by the Participant. Such option shall be exercisable by the Company within six (6) months following the date of the termination of the Service Period by delivery of a written notice to the Participant. The Company may assign its rights under this Section 2.3 to the stockholders of the Company (other than the Participant), at any time, on a pro rata basis. The purchase price per share of all purchases under this Section 2.3 of Restricted Shares shall be the Option Price.

2.4. Payment of Purchase Price. In the event of the purchase by the Company of Shares under Section 2.3, above, the Company, shall, within thirty (30) days of the delivery to the Participant of the notice that the Company is exercising the option to purchase Shares, pay the purchase price in cash and shall have the option to evidence that amount of the purchase price that exceeds $10,000 by a promissory note of the Company, dated the day of purchase by the Company (the “Promissory Note”). The Promissory Note shall be payable in four (4) equal annual installments, commencing on the Closing Date, as defined in Section 2.5, below, with each subsequent installment to be due on the anniversary date of the Closing Date each year thereafter. Interest on the deferred balance of the purchase price shall accrue from the Closing Date at the Annual Mid-Term Federal Rate published by the Internal Revenue Service as of the end of the month preceding or coincident with the purchase and shall be payable with each installment of principal. The Company shall have the right to prepay the deferred balance at any time, without penalty. All payments shall be applied first to interest which is accrued and unpaid and then to principal. Any promissory note issued hereunder shall provide that all sums not yet due and payable thereunder shall be and become immediately due and payable upon any Change in Control. The parties may, by written agreement, alter or modify the payment schedule provided herein.

2.5. Closing Date. The closing date (the “Closing Date”) for the purchase of any Shares pursuant to Section 2.3, above, shall be the date the Shares are endorsed and delivered to the Company and the Company has tendered to the Participant the consideration required by this Award Agreement, including, without limitation, any cash then due and any Promissory Note evidencing the obligations of the Company to the Participant. The Closing Date shall occur on the business day designated by the Company, but not later than seven (7) months after the termination of the Service Period. The Participant agrees to use best efforts to cause all transactions required to be consummated hereunder to be closed as provided herein and acknowledges that time is of the essence.

3

ARTICLE III

Miscellaneous

3.1. Provisions of the Plan Control. This Award Agreement shall be governed by the provisions of the Plan, the terms and conditions of which are incorporated herein by reference except that Section 11 of the Plan will not apply. The Plan empowers the Administrator to make interpretations, rules and regulations thereunder, and, in general, provides that determinations of the Administrator with respect to the Plan shall be binding upon the Participant. A copy of the Plan will be delivered to the Participant upon reasonable request.

3.2. Taxes. The Company may require payment or reimbursement of or may withhold any tax that it believes is required as a result of the exercise of the Option or issuance of shares, and the Company may defer making delivery with respect to Shares for which the Option was exercised or with respect to Vested Shares which previously had been Restricted Shares until arrangements satisfactory to the Company have been made with respect to such withholding obligations.

3.3. Tax Consequences. The Participant understands that the Participant may suffer adverse tax consequences as a result of the Participant’s purchase or disposition of the Shares. The Participant represents that the Participant will consult with any tax consultants the Participant deems advisable in connection with the purchase and disposition of the Shares.

3.4. Notices. Any notice to be given to the Company under the terms of this Award Agreement shall be given in writing to the Company in care of its President at its then principal place of business. Any notice to be given to the Participant may be addressed to him at his address as it appears on the payroll or other records of the Company or any affiliate thereof. Any such notice will be deemed to have been duly given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt at the Participant’s or the Company’s address.

3.5. Governing Law. This Award Agreement and all questions arising hereunder or in connection herewith shall be determined in accordance with the laws of the State of Wisconsin, without giving effect to the principles of conflicts of laws.

3.6. Multiple Copies. One or more copies of this Award Agreement may be executed, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

4

IN WITNESS WHEREOF, the Company has caused this Award Agreement to be executed as of the date and year first above written, which is the date of the granting of the Option evidenced hereby.

NIMBLEGEN SYSTEMS, INC.

By:	/s/ Sanjiv Arora
Sanjiv Arora,
duly authorized director of the Company

The undersigned Participant hereby accepts the foregoing Option and agrees to the several terms and conditions hereof and of the Plan.

Participant:

/s/ Thomas M. Palay
Thomas M. Palay

5

Spousal Consent and Acknowledgment

I acknowledge that I have read the Award Agreement and the Stockholder Agreement, attached thereto as Exhibit B, and that I understand their contents. I am aware that by their provisions my spouse agrees, among other things, to limit the transferability of and the voting rights attendant upon his Shares of NimbleGen Systems, Inc. which may be acquired through his exercise of an Option. I am further aware that the terms and limitations set forth in such agreements shall apply to any interest I have in the Option or the Shares (including without limitation any right or interest by operation of the Wisconsin Marital Property Law, chapter 766 of the Wisconsin Statutes, or by operation of any other law) and the interest of any of my heirs, legatees, or other transferees. I consent to and approve the provisions of the Award Agreement and the Stockholder Agreement, and agree that the Option and the Shares and my interest in them are subject to the provisions of such Agreements, and direct the personal representative of my estate to promptly comply with all of the provisions of such Agreements. I further agree that I will take no action at any time to hinder the operation of the Award Agreement or the Stockholder Agreement as to the Option and/or the Shares or any interest that I or my transferees have in them.

Date:	Spouse:

EXHIBIT A

NIMBLEGEN SYSTEMS INC. 2000 STOCK OPTION

AND RESTRICTED STOCK PLAN

EXERCISE NOTICE

1. Exercise of Option. Effective as of today, _____________________, 20__, the undersigned (the “Participant”) hereby elects to exercise the Participant’s option to purchase ___________ shares of the Common Stock (the “Shares”) of NimbleGen Systems, Inc. (the “Company”) under and pursuant to the Company’s 2000 Stock Option and Restricted Stock Plan, as amended and restated as of September 25, 2001 and as further amended (the “Plan”), and the Award Agreement dated as of January 30, 2007 (the “Award Agreement”). All terms used herein and not otherwise defined shall have the meaning set forth in the Plan, the Award Agreement, or in the form of stockholder agreement that is attached to the Award Agreement as Exhibit B (the “Stockholder Agreement”).

2. Representations of the Participant. The Participant acknowledges that the Participant has received and read and understands the Plan, the Award Agreement, and the Stockholder Agreement and agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) and the Stockholder Agreement is executed by the Participant, no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised, subject to the terms of the Award Agreement.

The Participant shall enjoy rights as a Stockholder, subject to his Award Agreement and the Stockholder Agreement, until such time as the Participant disposes of the Shares or the Company and/or its assignee exercises its rights under Section 3.2 of the Stockholder Agreement or Section 2.3 of the Award Agreement. Upon such exercise, the Participant shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of the Stockholder Agreement and/or the Award Agreement, and the Participant shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

4. Delivery of Payment. The Participant delivers to the Company with this Exercise Notice payment of the Option Price for the Shares.

5. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Participant or by the Company forthwith to the Administrator of the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all persons.

A-1

6. Governing Law; Severability. This Exercise Notice shall be governed by and construed in accordance with the laws of the State of Wisconsin excluding that body of law pertaining to conflicts of law. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

7. Notices. Any notice to the Company permitted or required hereunder shall be given in writing to the Company in care of its President at its then principal place of business. Any notice to be given to the Participant may be addressed to him at his address as it appears on the payroll or other records of the Company or any affiliate thereof. Any such notice will be deemed to have been duly given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt at the Participant’s or the Company’s address.

8. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

Participant:	Accepted by:
NIMBLEGEN SYSTEMS, INC.

By:
Thomas M. Palay	Its:

A-2

EXHIBIT B

FORM OF

STOCKHOLDER AGREEMENT

WITH

NIMBLEGEN SYSTEMS, INC.

(Applicable to Shares Purchased By Exercise of Stock Options)

This Stockholder Agreement (the “Agreement”) dated as of this ___ day of _________, _______, is by and between NimbleGen Systems, Inc., a Delaware corporation (the “Company”), and the person whose name appears on the signature page hereof (the “Participant”).

RECITALS

The Company granted the Participant an option (the “Option”) to purchase shares of the Company’s Common Stock pursuant to its 2000 Stock Option and Restricted Stock Plan, as amended and restated as of September 25, 2001 and as further amended. The Company and the Participant entered into that certain Award Agreement dated January 30, 2007 (the “Award Agreement”) setting out the terms of such option grant. The Participant has purchased _______ shares of the Company’s Common Stock pursuant to the Award Agreement, which, together with all other such shares from time to time purchased by the Participant pursuant to the Award Agreement, including those shares purchased after the date of this Agreement, are the “Shares” hereunder.

The Company made its grant of the Option on certain terms and conditions including the requirement that the Participant and the Company would enter into this Agreement as a condition to the right to exercise the Option.

In consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

1.1. Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below; all other capitalized terms shall have the meanings set forth elsewhere in this Agreement:

“Affiliate” means (i) any person directly or indirectly controlled by a holder of capital stock of the Company, in control of a holder of capital stock of the Company, or under common control with a holder of capital stock of the Company, (ii) any member, partner, subsidiary, officer, director or stockholder of a person or entity referred to in clause (i), and (iii) any other person or entity directly or indirectly in control of or under the control of any person or entity referred to in clause (ii). “Controlled,” “controlled by,” and “under common control with” shall mean direct or indirect possession of the power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise) of a person; provided, that common control shall be conclusively presumed between or among an individual and members of the immediate family (spouse, siblings, ancestors, descendants or the spouse of any of the foregoing) of such individual, an individual and a trust primarily for the benefit of such individual, or an immediate family member of such individual.

“Common Stock” means shares of the Company’s common stock, $.001 par value.

“Disability” has the meaning given in Section 2(i) of the Plan.

“Permitted Transfer” has the meaning set forth in Section 2.2.

“Restricted Shares” has the meaning given in the Award Agreement.

“Share(s)” has the meaning set forth in the Recitals.

“Stockholder” means any person who holds legal title to any issued and outstanding share of the Company’s Common Stock or preferred stock, and any stock into which any such class of stock is converted or exchanged.

“Transfer” or “Transfers” means, with respect to the Shares, any sale, pledge, hypothecation, gift, devise, distribution, or other disposition of Shares, including, but not limited to, any direct or indirect change in legal or beneficial ownership effected by any voluntary or involuntary disposition of Shares or by operation of law or by legal or equitable process.

“Vested Shares” has the meaning given in the Award Agreement.

ARTICLE II

RESTRICTIONS ON TRANSFER

2.1. General Restriction. No Transfer of the Shares may be made by the Participant (including, without limitation, an executor or personal representative, guardian, or conservator of the Participant), except pursuant to the terms of the Award Agreement, this Agreement, and in accordance with the terms of the Bylaws of the Company. Any Transfer of Shares which violates the terms of the Award Agreement or this Agreement shall be voidable by the Company, and neither the Company nor its transfer agent shall permit such transfer to be made on the stock records of the Company.

2.2. Permitted Transfers. The prohibition of Section 2.1 shall not apply to any Transfer of any interest in the Participant’s Shares, provided however that this Section 2.2 does not apply to Restricted Shares, (i) to his spouse or lineal descendant (hereafter “Immediate Family”) or a trust for the benefit of his Immediate Family, provided that the Participant retains the right to vote any Shares so transferred; (ii) upon the Participant’s death; (iii) as the result of any merger, consolidation, or share exchange involving the Company; (iv) any exchange of existing Shares for other shares of the same or a different class or series in the Company, whether through the exercise of conversion rights or otherwise; or (v) to the Company (hereinafter a “Permitted Transfer”). The foregoing notwithstanding, a Transfer of Shares may not be made to a transferee described in clauses (i) or (ii) of the preceding sentence unless the transferee agrees to be bound by the terms of this Agreement applicable to Vested Shares, and in the case of a Transfer described in clauses (iii) and (iv), the shares received in exchange for the Shares will remain subject to this Agreement and treated as “Shares” hereunder.

ARTICLE III

TRANSFER OF STOCK – GENERAL

3.1. Third Party Offers. If the Participant receives a bona fide written offer (“Offer”) from a third party to purchase some or all of the Vested Shares registered in his name and the Participant desires to accept that offer (except for a Permitted Transfer), the Participant shall give written notice to the Company (the “Sale Notice”) of his desire to transfer such Vested Shares and, in that event, the Company shall have the rights granted herein.

3.2. Company Option. The Company shall have an option to purchase all or any portion of the Vested Shares which are the subject of a Sale Notice at the lesser of the price specified in the Offer or Fair Market Value, as determined under Section 3.5, and on the terms specified in Sections 3.6 and 3.7. The Company shall have thirty (30) days after delivery of the Sale Notice to exercise its option (the “Company Option Period”). This option may be exercised by giving written notice of exercise (the “Exercise Notice”) to the Participant during the Company Option Period. Delivery of the Exercise Notice shall obligate the Company to purchase and the Participant to sell the Shares of the Participant identified in the Exercise Notice on the terms provided in this Article III.

3.3. Sale to Third Party. If the Company, after receiving the Sale Notice, fails to exercise its option as provided in Section 3.2, or if it declines to exercise the same, the Participant shall be entitled to transfer the Vested Shares to the third party on the terms contained in the Offer, and shall be entitled to have his Vested Shares transferred on the books of the Company, but only if the third party purchaser agrees to be bound by the terms of this Agreement applicable to Vested Shares. If the Participant fails to close the transfer of his Vested Shares within sixty (60) days after the option of the Company has expired or been waived, the restrictions contained in this Article III shall again apply and must be met prior to effecting any transfer of Vested Shares. Any transfer of Vested Shares by the Participant to any unaffiliated third party shall comply with all applicable securities laws, and the Company may refuse to transfer any Vested Shares unless it receives such assurance and opinions from legal counsel acceptable to the Company that any such transfer is in compliance with all applicable securities laws.

3.4. Drag-Along Rights.

(a) If one or more Stockholders (the “Controlling Stockholder”) wishes to sell all or part of the capital stock of the Company owned by the Controlling Stockholder that represents fifty percent (50%) or more of all the voting power of all classes of stock of the Company then outstanding in one transaction, or a series of related transactions, to a third-party who is not an Affiliate of such Controlling Stockholder (a “Sale Transaction”), such Controlling Stockholder may, in its sole discretion, require the Participant to sell all or the same proportionate amount of Shares (including Restricted Shares at the Controlling Stockholder’s option, in which case the Shares to be sold will become Vested Shares) as the Controlling Stockholder in accordance with this Section 3.4 (“Drag-Along Rights”). If the Controlling Stockholder exercises its Drag-Along Rights, the Participant shall be required to sell his Shares or a portion of his Shares at a purchase price per Share and upon the same terms as the shares of the Controlling Stockholder.

(b) The Controlling Stockholder who desires to exercise its Drag-Along Rights shall deliver a notice to the Participant and the Company setting forth the terms of the Sale Transaction (including the proposed closing date for the Sale Transaction), and provide all documents required to be executed by the Participant in order to consummate such Sale Transaction. The Participant shall deliver to the Controlling Stockholder at least seven (7) business days prior to the proposed closing date referred to above all documents and certificates, correctly endorsed and executed, necessary to close the Sale Transaction. If the Participant fails to deliver such documents to the Controlling Stockholder, the Company shall cause its books and records to show that the Shares held by the Participant have been transferred pursuant to the provisions of this Section 3.4.

(c) The Controlling Stockholder shall have one hundred twenty (120) days from the date of the notice described in subsection 3.4(b) above, to consummate any Sale Transaction and, promptly after such consummation, shall notify the Company and the Participant to that effect. The Controlling Stockholder shall also cause to be remitted to the Participant the proceeds attributable to the sale of the Participant’s Shares not later than three (3) business days after the closing of the Sale Transaction. If any Sale Transaction is not consummated prior to the expiration of the one-hundred twenty (120) day period referred to in this Section, the Controlling Stockholder may not thereafter consummate the proposed Sale Transaction (without complying again with subsection 3.4(b) above) and shall return to the Participant all documents previously delivered to the Controlling Stockholder in connection with such Sale Transaction.

3.5. Fair Market Value. For purposes of this Agreement, fair market value shall be determined in good faith by the Board of Directors (the “Fair Market Value”).

3.6. Payment of Purchase Price. In the event of the purchase by the Company of Shares under Section 3.2 of this Agreement, the Company, shall, within thirty (30) days of the delivery to the Participant of the notice that the Company is exercising the option to purchase Shares, pay the purchase price in cash and shall have the option to evidence that amount of the purchase price that exceeds $10,000 by a promissory note of the Company, dated the day of purchase by the Company (the “Promissory Note”). The Promissory Note shall be payable in four (4) equal annual installments, commencing on the Closing Date, as defined in Section 3.7, below, with each subsequent installment to be due on the anniversary date of the Closing Date each year thereafter. Interest on the deferred balance of the purchase price shall accrue from the Closing Date at the Annual Mid-Term Federal Rate published by the Internal Revenue Service as of the end of the month preceding or coincident with the purchase and shall be payable with each installment of principal. The Company shall have the right to prepay the deferred balance at any time, without penalty. All payments shall be applied first to interest which is accrued and unpaid and then to principal. Any promissory note issued hereunder shall provide that all sums not yet due and payable thereunder shall be and become immediately due and payable upon any Change in Control (as defined in Section 2(e) of the Plan) of the Company. The parties may, by written agreement, alter or modify the payment schedule provided herein.

3.7. Closing.

(a) The closing date (the “Closing Date”) for the purchase of any Shares pursuant to this Article III shall be the date the Shares are endorsed and delivered to the purchaser and the purchaser has tendered to the Participant the consideration required by this Agreement, including, without limitation, any cash then due and any Promissory Note evidencing the obligations of the purchaser to the Participant.

(b) The Closing Date shall occur on the business day designated by the Company, but not later than sixty (60) days following the delivery of the applicable Exercise Notice described in Section 3.2. The Company and the Participant agree to use best efforts to cause all transactions required to be consummated hereunder to be closed as provided herein and acknowledge that time is of the essence.

ARTICLE IV

STOCK LEGEND

All certificates representing Shares now owned or hereafter acquired by a party to this Agreement or their transferee(s) shall bear a legend in substantially the form set forth below:

(a) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER, MANDATORY SALE UPON THE HAPPENING OF CERTAIN EVENTS, AND VOTING RESTRICTIONS AS SET FORTH IN CERTAIN AGREEMENTS BETWEEN THE ORIGINAL HOLDER OF THE SHARES AND THE COMPANY, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

(b) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAW.

SUCH SHARES MAY NOT BE PLEDGED, SOLD, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY REASONABLY ACCEPTABLE TO IT STATING THAT SUCH PLEDGE, SALE, TRANSFER OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW.

ARTICLE V

MARKET STAND-OFF AGREEMENT

The Participant hereby agrees, if so requested by the managing underwriters or the Company in connection with an initial public offering of the Company’s Common Stock, that, without the prior written consent of such managing underwriters, the Participant will not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of, assign any legal or beneficial interest in or make a distribution of any capital stock of the Company held by or on behalf of the Participant or beneficially owned by the Participant in accordance with the rules and regulations of the Securities and Exchange Commission for a period of up to 180 days after the date of the final prospectus relating to the Company’s initial public offering.

ARTICLE VI

CERTAIN MARITAL TRANSFERS

The creation or existence of any interest in any Shares which interest is acquired or owned by the spouse or former spouse of any Stockholder as community or marital property during marriage, as a result of property division or other award or Transfer upon dissolution of the marriage, or as a result of any allowance or assignment of property under any applicable community or marital property law (a “Marital Transfer”) shall be permitted by, and deemed in compliance with, this Agreement; provided, however, that the following conditions are satisfied: (a) the Shares in which such an interest is created or exists are and continue to be (1) held of record in the name of such Stockholder and (2) managed and controlled by such Stockholder, and (b) the spouse or former spouse shall have executed a spousal consent and acknowledgement in the form attached to the Award Agreement. At the first such time when either of the conditions in the foregoing provision cease to be satisfied with respect to any Shares, an Offer shall be deemed to have been given with respect to such Shares. This Article VI shall not apply to a Permitted Transfer of Vested Shares in accordance with Section 2.2, above.

ARTICLE VII

GENERAL PROVISIONS

7.1. Further Assurances. Subject to the terms and conditions herein provided, each party hereto agrees to use its reasonable efforts to take, or cause to be taken, all actions necessary, proper or advisable, within applicable laws and regulations to consummate and make effective, as soon as practicable, the transactions contemplated by this Agreement. If at any time before or after the date of this Agreement any further action is reasonably necessary, proper or advisable to carry out the purposes of this Agreement, as soon as reasonably practicable each party hereto shall at the expense of the requesting party take all such reasonably necessary, proper or advisable action to effectuate such purposes.

7.2. Governing Law; Jurisdiction. The interpretation and construction of this Agreement and the resolution of any disputes arising out or of in connection with this Agreement or any breach hereof, shall, unless otherwise expressly provided, be governed by and be construed in accordance with the internal law of the State of Wisconsin without regard to the conflicts of laws principles thereof.

7.3. Remedies. The parties agree that any breach of this Agreement by any party hereto will cause the other parties hereto irreparable harm and that damages will not constitute an adequate remedy. Accordingly, the parties agree that injunctive relief, including, without limitation, the issuance of a temporary, preliminary or permanent injunction is an appropriate and proper remedy for any breach hereof, in addition to any award of damages which may be proven.

7.4. Notices. Any notice to be given to the Company under the terms of this Agreement shall be given in writing to the Company in care of its President at its then principal place of business. Any notice to be given to the Participant may be addressed to him at his address as it appears on the payroll or other records of the Company or any affiliate thereof. Any such notice will be deemed to have been duly given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt at the Participant’s or the Company’s address.

7.5. Entire Agreement; Amendments. This Agreement, the Award Agreement and the Exercise Notice constitute a complete statement of all of the arrangements between the parties as of the date hereof with respect to the transactions contemplated hereby, and thereby supersedes all prior agreements and understandings between them with respect thereto and cannot be changed or terminated orally.

7.6. Termination. Sections 2.1, 3.1, 3.2, 3.3, and 3.4 of this Agreement shall terminate and be of no further force or effect upon the earlier of (a) merger of the Company pursuant to which Stockholders of the Company receive securities of a buyer whose securities are publicly traded; or (b) consummation by the Company of a public offering of its equity securities pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Upon termination of Sections 2.1, 3.1, 3.2, 3.3, and 3.4 of this Agreement, as herein provided, each Stockholder may deliver the certificates of his or her Shares to the secretary of the Company and have the certificates reissued, without the legend required under this Agreement appropriately modified.

7.7. Headings and Defined Terms. The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

7.8. Recitals. The recitals, first stated above, are an integral part of this Agreement and are incorporated herein.

7.9. Successors. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto, their heirs, successors and assigns.

7.10. No Waiver. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a wavier or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

7.11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

7.12. Severability. The invalidity of any provision in this Agreement shall not affect the validity of any other provision.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

NIMBLEGEN SYSTEMS, INC., a Delaware corporation (the “Company”)

By:
Its:

Participant:

Thomas M. Palay

EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:	THOMAS M. PALAY

COMPANY:	NIMBLEGEN SYSTEMS, INC.

SECURITY:	COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”), the undersigned employee, officer, director or advisor (“Participant”) represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

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(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Participant, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Participant:

Thomas M. Palay

Date: _____________________, 20__

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